UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

June 4, 2008 (May 29, 2008)
Date of Report (Date of earliest event reported)

FUTURE NOW GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136069	20-4237445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Building, 61 Unquowa Rd.
Fairfield, Connecticut 06824
(Address of principal executive offices and Zip Code)

877-643-7244
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Future Now Group Inc. (“FNGI” or the “Company”), and the documents incorporated by reference, contain both historical and “forward-looking statements.” Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.

The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.01and 3.02 below is incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 29, 2008 (the “Closing”), Future Now Group, Inc. (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) with Ryan Wintle (“Wintle”), Jared Randall (“Randall”), Jeff Pollock (“Pollock”), Alan Hall (“Hall”), Charles E. Duncan (“Duncan”) (Wintle, Randall, Pollock, Hall and Duncan are collectively referred to as the “Shareholders”) and Elemental Business, Inc. (“EBI”), a Utah corporation engaged in the business of online marketing optimization utilizing the proprietary elitics tool set, in order to acquire a 100% interest in EBI (the “Acquisition”). Pursuant to such Exchange Agreement, the Shareholders sold to the Company an aggregate of 27,533 shares of the common stock of EBI, being all of the issued and outstanding capital stock of EBI, in exchange for 3,700,000 shares of the common stock of the Company (the “Purchase Price”). The Purchase Price was allocated among the Shareholders as follows:

Shares of the
Name	Company to be received
Wintle	833,431
Randall	833,431
Pollock	833,431
Hall	1,031,586
Duncan	168,121

Each Shareholder received 50% of the above-stated amount at Closing (an aggregate of 1,850,000 shares). The remaining 1,850,000 shares (the “Escrow Shares”) are being held in escrow by the Company’s counsel until such time as (i) the financial statement audit of EBI (the “EBI Audit”) is completed and released by the Company’s independent accountants and (ii) EBI has paid up to $10,000 of the audit and accounting fees in connection therewith. The Company will exercise commercially reasonable efforts to cause such financial statements to be completed and issued on or before the 71st day after the Closing. In the event that the EBI Audit is not completed by the 72nd day following the Closing, the Escrow Shares will be released to the Shareholders.

The Exchange Agreement also provided for the Company to elect Hall to serve as a member of the Company’s Board of Directors for a term of at least one (1) year from the Closing. The Board also elected Roy Williams (“Williams”) to the Board. Williams was unrelated to the Acquisition and was elected to serve on the Board in order that the total number of Board members of the Company will be five. As part of Hall’s and Williams election to the Board, the Company granted them 100,000 options under the Company’s 2007 Stock Incentive Plan. Hall and Williams also are entitled to an annual retainer in the amount of $24,000. At the election of Hall and Williams, each may receive the retainer in cash or in stock or a combination thereof. See Item 5.02, below.

The Company also entered into employment arrangements with each of Wintle, Randall and Pollock.

The foregoing summary of the terms of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sale of Equity Securities

As part of the consideration for the purchase of all of the issued and outstanding common stock of EBI on May 29, 2008, the Company issued to the Shareholders an aggregate of 1,850,000 shares (representing 50% of the Purchase Price) of the Company’s common stock. The remaining 1,850,000 shares are being held in escrow by the Company’s counsel until such time as (i) the EBI Audit is completed and released by the Company’s independent accountants and (ii) EBI has paid up to $10,000 of the audit and accounting fees in connection therewith. The Company will exercise commercially reasonable efforts to cause such financial statements to be completed and issued on or before the 71st day after the Closing. In the event that the EBI Audit is not completed by the 72nd day following the Closing, the Escrow Shares will be released to the Shareholders.

The offering of the shares of common stock was not registered under the Securities Act of 1933, as amended (the “Act”) in reliance on an exemption from registration under Section 4(2) of the Act based on the limited number of purchasers, their sophistication in financial matters, and their access to information concerning the Company.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

In connection with the Exchange Agreement referenced in Item 2.01 herein, the Company elected Hall to serve as a member of the Company’s Board of Directors for a term of at least one (1) year commencing on the date of the Closing. Hall was not appointed to serve on any committees. The Board granted Hall 100,000 options under the Company’s 2007 Stock Incentive Plan. The options will expire in 2013 and vest 25% per year over the next four years. The exercise price will be the closing price of the Company’s common stock on the date of the Closing of the Exchange Agreement. For as long as Hall remains a director, he will receive annual grants, starting on the first anniversary of his term as director, of an additional 50,000 options, adjusted for any splits, reverse exchanges or like transactions, at the then-current fair market value. Hall will receive quarterly retainer payments of $6,000 for his service as director. In lieu of cash, he can elect to receive half or all of such retainer in restricted shares of the Company’s common stock. If he elects to receive any part of his retainer in shares, he also shall be entitled to a cash incentive equal to 20% of the retainer to defray any tax liabilities in connection with the issuance of the shares.

The Board also elected Roy Williams (“Williams”) to the Board and granted to him 100,000 options under the Company’s 2007 Stock Incentive Plan. The options will expire in 2013 and vest 25% per year over the next four years. The exercise price will be the closing price of the Company’s common stock on the date of the Closing of the Exchange Agreement. Williams was not appointed to serve on any committees. For as long as Williams remains a director, he will receive annual grants, starting on the first anniversary of his term as director, of an additional 50,000 options, adjusted for any splits, reverse exchanges or like transactions, at the then-current fair market value. Williams also will receive quarterly retainer payments of $6,000. In lieu of cash, he can elect to receive half or all of such retainer in restricted shares of the Company’s common stock. If he elects to receive any part of his retainer in shares, he also shall be entitled to a cash incentive equal to 20% of the retainer to defray any tax liabilities in connection with the issuance of the shares.

A copy of the letter regarding the option grants and retainer payments to Hall and Williams are attached hereto as Exhibits 10.2 and 10.3, respectively.

The Company also entered into an indemnification agreement with each of Hall and Williams, as well as with the current directors.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements required by this item have not been filed with this initial Current Report on Form 8-K, but will be filed by amendment within seventy-one (71) calendar days after the date this Current Report is due.

(b) Pro forma financial information.

The pro forma financial information required by this item has not been filed with this initial Current Report on Form 8-K, but will be filed by amendment within seventy-one (71) calendar days after the date this Current Report is due.

(c) Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Share Exchange Agreement, dated as of May 29, 2008.
10.2	Letter dated May 28, 2008, from the Company to Alan Hall.
10.3	Letter dated May 28, 2008, from the Company to Roy Williams.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE NOW GROUP INC.

/s/ William Schloth
William Schloth
Chief Financial Officer, and Director

Date: June 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Exchange Agreement, dated as of May 29, 2008.
10.2	Letter dated May 28, 2008, from the Company to Alan Hall.
10.3	Letter dated May 28, 2008, from the Company to Roy Williams.